UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                        August 9, 2004 (August 9, 2004)

                             Sharps Compliance Corp.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        000-22390               74-2657168
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)

       9350 Kirby Drive, Suite 300, Houston, Texas               77054
       (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (713) 432-0300




                                TABLE OF CONTENTS
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Item 7. Financial Information, Pro Forma Financial Information and Exhibits
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Item 12. Disclosure of Results of Operations and Financial Condition
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SIGNATURE
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INDEX TO EXHIBITS
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Press Release
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Item 7. Financial Information, Pro Forma Financial Information and Exhibits


(a) Financial Information
    Not applicable.

(b) Pro Forma Financial Information
    Not applicable.

(c) Exhibits
    Exhibit          Description
    99.1             Press Release, dated August 9, 2004



Item 12. Disclosure of Results of Operations and Financial Condition

On August 9, 2004, the Company announced its results of operations for the year ended June 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of August 9, 2004 and may change thereafter.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SHARPS COMPLIANCE CORP.
DATE: AUGUST 9, 2004     By:          /s/  DAVID P. TUSA
                                      Name: David P. Tusa
                                      Title: Senior Vice President
                                      and Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit                Description

Number
99.1        Press Release, dated August 9, 2004



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